UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2018

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended July 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.8% and 2.3%, respectively. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s second reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on July 31, 2018, the unemployment rate was 3.9%, versus 4.4% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In July 2018, 22.7% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “high yield” or “junk” bonds.

The Fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans. Although the Fund’s investments may be of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi, as estimated by the subadviser, of three years or less. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended July 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.34% and ended the period at 2.67%. The low for the period of 1.27% took place on September 7 and September 8, 2017 and the high for the period of 2.69% occurred on July 26, 2018. The yield for the ten-year Treasury began the reporting period at 2.30% and ended the period at 2.96%. The low for the period of

Western Asset Short Duration High Income Fund 2018 Annual Report	1

Fund overview (cont’d)

2.05% occurred on September 7, 2017, and the peak of 3.11% took place on May 17, 2018.

All told, the short duration high-yield market, as measured by the Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Indexiv, returned 4.23% for the twelve months ended July 31, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing its allocation to lower rated CCC securities. Meanwhile, we increased the Fund’s exposure to securities rated B. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather that valuations have compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. From a sector perspective, we reduced our exposure to the Basic Industry1 sector by paring the Fund’s allocation to the metals & mining industry. We also reduced the Fund’s position in the Information Technology sector. Conversely, we increased the Fund’s positions in the Telecommunication and Financials sectors. Elsewhere, we increased the Fund’s allocation to Collateralized Loan Obligations (“CLOs”). Finally, we tactically adjusted the Fund’s duration during the reporting period.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Futures on U.S. Treasuries, which were used to manage the Fund’s duration and yield curvev positioning, did not meaningfully impact performance. High-yield index swaps (CDX), which were used to manage the Fund’s high-yield exposure, detracted from performance. Currency forwards were utilized to manage the Fund’s currency exposure. They were a headwind for performance during the reporting period. Elsewhere, equity options, which were used to hedge the Fund’s equity exposure, detracted from returns.

Performance review

For the twelve months ended July 31, 2018, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 4.25%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index, returned 4.23% for the same period. The Lipper High Yield Funds Category Average2 returned 1.96% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 666 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Short Duration High Income Fund 2018 Annual Report

Performance Snapshot as of July 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	1.62%	4.25%
Class C	1.08%	3.33%
Class C1[1]	1.26%	3.65%
Class R	1.40%	3.85%
Class I	1.80%	4.57%
Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index	2.05%	4.23%
Lipper High Yield Funds Category Average[2]	0.09%	1.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2018 for Class A, Class C, Class C1, Class R and Class I shares were 4.82%, 4.19%, 4.61%, 4.52% and 5.32%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C1 and Class R shares would have been 4.60% and 4.23%, respectively. The 30-Day SEC Yields, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 1.00%, 1.70%, 1.42%, 1.31% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 692 funds for the six-month period and among the 666 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short Duration High Income Fund 2018 Annual Report	3

Fund overview (cont’d)

was individual credit selection, including overweight positions in Berry Petroleum Co., Bausch Health Cos. Inc. and Bossier Casino Venture Holdco Inc. Berry Petroleum Co. was the beneficiary of sharply rising oil prices. Bausch Health Cos. Inc. continued to execute on its plan to sell assets, reduce debt and stabilize its fundamental performance, all of which helped send its bonds higher. Bossier Casino’s posted solid fundamental performance during the reporting period.

An out-of-benchmark allocation to structured product was also additive for returns. In particular, the Fund’s exposures to CLOs and non-agency residential mortgage-backed securities were rewarded as they both outperformed the benchmark.

Sector positioning, overall, contributed to performance. More specifically, an overweight to the Energy sector versus the benchmark was a positive, as it was one of the top performing sectors during the reporting period. An underweight to Information Technology was also additive as the sector lagged the benchmark.

Finally, from a quality perspective, an underweight to securities rated BB was beneficial to performance as this segment of the high-yield market lagged the benchmark.

Q. What were the leading detractors from performance?

A. The Fund outperformed the benchmark during the reporting period. However, detracting from the Fund’s relative performance was its quality biases. In particular, an out-of-benchmark allocation to investment-grade corporate bonds was a headwind for results. An underweight to securities rated CCC was also a negative for returns, as lower quality bonds outperformed their higher quality counterparts during the reporting period.

Looking at sector positioning, overweights to underperforming Consumer Cyclicals1 and Consumer Non-Cyclicals2 were headwinds for results. Duration positioning also detracted from results. More specifically, a long duration in January and February 2018 was detrimental as rates moved sharply higher during those months. This occurred given concerns that the Fed may take a more aggressive stance in terms of raising interest rates. The Fund ended the reporting period with a shorter duration than that of the benchmark.

Finally, while security selection, overall, was beneficial for returns, several individual holdings were detractors from the Fund’s performance. For example, an overweight to DISH Networks Corp. was not rewarded. Its bond price weakened as the company is facing a changing competitive landscape as pay-tv providers face declining subscriber counts. Meanwhile, a small allocation to Argentina debt bonds detracted from results. Argentinian debt bonds were negatively impacted by a crisis of confidence around the country’s economic policymaking and mixed signals from Argentina’s central bank.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

4	Western Asset Short Duration High Income Fund 2018 Annual Report

to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 21, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2018 were: Consumer Discretionary (19.4%), Energy (16.2%), Health Care (11.8%), Industrials (8.9%) and Materials (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration High Income Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Short Duration High Income Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2018 and July 31, 2017 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2018 and held for the six months ended July 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.62%	$1,000.00	$1,016.20	1.00%	$5.00	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class C	1.08	1,000.00	1,010.80	1.70	8.48	Class C	5.00	1,000.00	1,016.36	1.70	8.50
Class C1	1.26	1,000.00	1,012.60	1.35	6.74	Class C1	5.00	1,000.00	1,018.10	1.35	6.76
Class R	1.40	1,000.00	1,014.00	1.51	7.54	Class R	5.00	1,000.00	1,017.31	1.51	7.55
Class I	1.80	1,000.00	1,018.00	0.65	3.25	Class I	5.00	1,000.00	1,021.57	0.65	3.26

8	Western Asset Short Duration High Income Fund 2018 Annual Report

[1]	For the six months ended July 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class R	Class I
Twelve Months Ended 7/31/18	4.25%	3.33%	3.65%	3.85%	4.57%
Five Years Ended 7/31/18	2.90	2.14	2.45	N/A	3.20
Ten Years Ended 7/31/18	6.80	N/A	6.31	N/A	7.06
Inception* through 7/31/18	—	3.59	—	1.82	—

With sales charges[2]	Class A	Class C	Class C1[3]	Class R	Class I
Twelve Months Ended 7/31/18	1.99%	2.34%	2.67%	3.85%	4.57%
Five Years Ended 7/31/18	2.42	2.14	2.45	N/A	3.20
Ten Years Ended 7/31/18	6.55	N/A	6.31	N/A	7.06
Inception* through 7/31/18	—	3.59	—	1.82	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/08 through 7/31/18)	93.09%
Class C (Inception date of 8/1/12 through 7/31/18)	23.55
Class C1[3] (7/31/08 through 7/31/18)	84.47
Class R (Inception date of 1/31/14 through 7/31/18)	8.46
Class I (7/31/08 through 7/31/18)	97.87

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, Class C, Class C1, Class R and Class I shares are November 6, 1992, August 1, 2012, August 24, 1994, January 31, 2014 and February 5, 1996, respectively.

10	Western Asset Short Duration High Income Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2008 - July 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2008, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2013, the Fund followed different investment strategies under the name “Western Asset High Income Fund”.

Western Asset Short Duration High Income Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

12	Western Asset Short Duration High Income Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2018 Annual Report	13

Schedule of investments

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 71.3%
Consumer Discretionary — 14.3%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,130,000	$1,042,425	(a)
Delphi Jersey Holdings PLC, Senior Notes	5.000%	10/1/25	770,000	728,043	(a)
IHO Verwaltungs GmbH, Senior Secured Notes (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000	1,287,000	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,100,000	1,144,000	(a)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	1,361,000	1,385,802	(a)
Total Auto Components				5,587,270
Diversified Consumer Services — 1.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,130,000	1,162,487	(a)
Prime Security Services Borrower LLC/Prime Finance Inc.	9.250%	5/15/23	1,405,000	1,508,619	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	2,000,000	2,032,500
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	940,000	904,750	(a)
Weight Watchers International, Inc., Senior Notes	8.625%	12/1/25	680,000	749,700	(a)
Total Diversified Consumer Services				6,358,056
Hotels, Restaurants & Leisure — 5.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,440,000	1,387,800	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000	391,038	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,370,633	1,370,633	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	530,000	556,500	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	916,750	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,000,000	2,091,250
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,150,000	1,155,416	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.875%	11/1/20	2,000,000	2,035,000
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	940,000	956,159
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	988,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,036,150
International Game Technology PLC, Senior Secured Notes	6.250%	2/15/22	570,000	592,800	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	200,000	212,262	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,000,000	2,195,000
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,663,000	1,669,236	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	2,300,000	2,463,875
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,568,000	1,705,200	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	$510,975	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	2,460,000	2,414,490	(a)
Total Hotels, Restaurants & Leisure				24,648,534
Household Durables — 1.4%
Century Communities Inc., Senior Notes	5.875%	7/15/25	480,000	453,600
Lennar Corp., Senior Notes	4.500%	4/30/24	1,690,000	1,643,525
LGI Homes Inc., Senior Notes	6.875%	7/15/26	1,110,000	1,112,775	(a)
TopBuild Corp., Senior Notes	5.625%	5/1/26	1,070,000	1,051,275	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	418,713
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	1,120,000	1,103,200	(a)
William Lyon Homes Inc. , Senior Notes	5.875%	1/31/25	200,000	189,532
Total Household Durables				5,972,620
Media — 3.6%
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	1,230,000	1,228,463	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,020,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	4,000,000	3,830,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	750,000	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	3,475,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,160,000	967,150
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,115,000	1,855,912
EW Scripps Co., Senior Notes	5.125%	5/15/25	700,000	660,408	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	980,000	989,800	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,000,000	920,000	(a)
Total Media				15,696,733
Specialty Retail — 0.8%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,960,000	1,947,456
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	850,000	854,250	(a)
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	980,000	948,150	(a)
Total Specialty Retail				3,749,856
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	977,500	(a)
Total Consumer Discretionary				62,990,569
Consumer Staples — 1.2%
Beverages — 0.3%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,129,050	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	15

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.5%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,250,000	$2,213,437	(a)
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	750,000	703,125
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,081,000	991,818
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	51,750	(a)
Total Tobacco				1,043,568
Total Consumer Staples				5,089,180
Energy — 13.0%
Energy Equipment & Services — 1.3%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,990,000	2,059,650	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,572,725
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	1,620,000	1,638,225	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	724,438	(a)
Total Energy Equipment & Services				5,995,038
Oil, Gas & Consumable Fuels — 11.7%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,867,640	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	1,880,000	2,039,800
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	740,000	720,575	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	586,600
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	1,037,900
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	1,150,000	1,181,625
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,670,000	1,703,400	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	989,859	(a)
DCP Midstream Operating LP, Senior Notes	4.950%	4/1/22	190,000	192,850
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	530,000	516,088
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,250,000	1,251,562	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	651,918
Ecopetrol SA, Senior Notes	4.125%	1/16/25	140,000	138,250
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	72,884
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,180,000	1,156,400	(a)
EP Energy LLC /Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	680,000
EP Energy LLC/Everest Acquisition Finance Inc.	8.000%	2/15/25	410,000	314,675	(a)
EP Energy LLC/Everest Acquisition Finance Inc. , Senior Notes	9.375%	5/1/20	2,260,000	2,237,400

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	950,000		$1,002,250	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	1,480,000		1,437,450	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,920,000		1,800,000
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000		0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000		744,150	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,760,000		2,508,150	(a)
Murphy Oil USA, Inc., Senior Notes	6.000%	8/15/23	1,000,000		1,030,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000		2,293,200
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,880,000		1,891,750	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,366,000		2,416,277
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	620,000		623,875	(a)
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	649,000		674,441
QEP Resources Inc., Senior Notes	6.875%	3/1/21	637,000		679,997
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000		51,220
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,550,000		2,457,562
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000		3,928,820	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,660,000		1,699,425	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,500,000		1,518,750	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.500%	10/15/19	600,000		614,112
Vesta Energy Corp.	8.125%	7/24/23	970,000	CAD	749,395
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	970,000		991,825
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	770,000		777,700
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000		573,375
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,120,000		1,272,656
WPX Energy, Inc., Senior Notes	5.750%	6/1/26	450,000		452,813
Total Oil, Gas & Consumable Fuels					51,528,619
Total Energy					57,523,657
Financials — 7.1%
Banks — 1.6%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000		683,963	(g)(h)
CIT Group Inc., Senior Notes	4.125%	3/9/21	1,000,000		1,001,250
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000		1,452,558	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,460,000		1,434,085	(g)(h)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	630,000		647,325	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	17

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	580,000	$638,820
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000	1,135,680	(g)(h)
Total Banks				6,993,681
Capital Markets — 0.3%
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	210,000	216,563	(a)(g)(h)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,000,000	1,045,000
Total Capital Markets				1,261,563
Consumer Finance — 2.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,526,525
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000	1,560,562
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000	1,200,000	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,056,250
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	910,800
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000	2,137,025
Total Consumer Finance				10,391,162
Diversified Financial Services — 2.3%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,330,000	1,097,250	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,552,000	2,520,100	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,230,000	1,143,900	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.570%	12/21/65	2,450,000	2,244,812	(a)(h)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,000,000	2,007,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	550,000	526,625	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	862,000	879,240	(a)
Total Diversified Financial Services				10,419,427
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	1,410,000	1,372,988	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	650,000	676,000
Total Insurance				2,048,988
Thrifts & Mortgage Finance — 0.1%
Radian Group Inc., Senior Notes	4.500%	10/1/24	410,000	399,750
Total Financials				31,514,571

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 10.1%
Health Care Equipment & Supplies — 1.3%
DJO Finance LLC/DJO Finance Corp.	10.750%	4/15/20	2,340,000	$2,328,300
Immucor Inc., Senior Notes	11.125%	2/15/22	1,210,000	1,222,100	(a)
Kinetic Concepts Inc./KCI USA Inc., Secured Notes	12.500%	11/1/21	1,846,000	2,030,600	(a)
Total Health Care Equipment & Supplies				5,581,000
Health Care Providers & Services — 6.5%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000	496,602	(a)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,255,175
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,427,000	1,491,215	(c)(h)(i)
Centene Corp., Senior Notes	4.750%	5/15/22	2,490,000	2,530,462
DaVita Inc., Senior Notes	5.125%	7/15/24	90,000	87,750
DaVita Inc., Senior Notes	5.000%	5/1/25	530,000	500,850
HCA Inc., Senior Notes	7.500%	2/15/22	3,540,000	3,898,425
HCA Inc., Senior Notes	5.875%	5/1/23	3,000,000	3,146,250
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,500,000	1,536,563
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	780,000	787,558	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	680,000	705,500	(a)
NVA Holdings, Inc., Senior Notes	6.875%	4/1/26	1,890,000	1,890,000	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	820,000	850,750	(a)(b)
RegionalCare Hospital Partners Holdings, Inc., Senior Secured Notes	8.250%	5/1/23	790,000	841,350	(a)
Tenet Healthcare Corp.	7.500%	1/1/22	3,190,000	3,353,487	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,110,000	1,186,313
Tenet Healthcare Corp., Senior Secured Notes	4.375%	10/1/21	3,000,000	3,003,750
Total Health Care Providers & Services				28,562,000
Pharmaceuticals — 2.3%
Bausch Health Cos. Inc., Senior Notes	7.500%	7/15/21	4,210,000	4,302,094	(a)
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	1,850,000	1,838,437	(a)
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	530,000	504,825	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	20,000	18,825	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,160,000	1,234,240	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	530,000	532,941	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	510,000	484,500	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	510,000	432,863	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,090,000	1,017,063
Total Pharmaceuticals				10,365,788
Total Health Care				44,508,788

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	19

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 7.1%
Aerospace & Defense — 0.3%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	1,230,000	$1,242,288	(a)
Air Freight & Logistics — 0.7%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	430,000	434,300
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,730,000	2,815,312	(a)
Total Air Freight & Logistics				3,249,612
Airlines — 0.2%
American Airlines, Pass-Through-Trust, 2013-1, B	5.625%	1/15/21	157,053	160,194	(a)
Continental Airlines Inc. Pass-Through-Trust, 2012-2, B	5.500%	10/29/20	147,565	151,808
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	96	105
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	724,275
Total Airlines				1,036,382
Building Products — 0.4%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,330,940	(a)
Standard Industries Inc., Senior Notes	5.375%	11/15/24	500,000	497,650	(a)
Total Building Products				1,828,590
Commercial Services & Supplies — 1.8%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	600,000	632,250
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,032,775
Brink’s Co., Senior Notes	4.625%	10/15/27	1,240,000	1,174,900	(a)
Core & Main LP, Senior Notes	6.125%	8/15/25	640,000	617,600	(a)
United Rentals North America Inc., Secured Notes	4.625%	7/15/23	1,000,000	1,006,250
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,052,500
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	377,325
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	890,000	852,175	(a)
Total Commercial Services & Supplies				7,745,775
Construction Materials — 0.2%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	600,000	609,564	(a)
Containers & Packaging — 0.1%
Berry Global Inc., Secured Notes	4.500%	2/15/26	520,000	490,100	(a)
Machinery — 1.7%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	1,800,000	1,773,000	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	920,000	857,900	(a)
Blueline Rental Finance Corp./Blueline Rental LLC, Secured Notes	9.250%	3/15/24	2,220,000	2,350,425	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,940,000	2,010,325	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	450,000	466,875
Total Machinery				7,458,525

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	3,200,000	$2,640,000	(a)
Road & Rail — 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,080,000	1,012,500	(a)
Trading Companies & Distributors — 0.7%
Ahern Rentals Inc.	7.375%	5/15/23	330,000	325,050	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,760,000	1,683,000	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	1,230,000	1,151,956	(a)
Total Trading Companies & Distributors				3,160,006
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/Neovia Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	500,000	297,500	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	620,000	547,150	(a)
Total Transportation Infrastructure				844,650
Total Industrials				31,317,992
Information Technology — 0.9%
Communications Equipment — 0.2%
Palo Alto Networks Inc., Senior Notes	0.750%	7/1/23	850,000	838,983	(a)
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	5.000%	12/15/27	580,000	547,013	(a)
Match Group, Inc., Senior Notes	6.375%	6/1/24	880,000	933,900
Total Internet Software & Services				1,480,913
IT Services — 0.4%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,760,000	1,775,840	(a)
Total Information Technology				4,095,736
Materials — 7.5%
Chemicals — 0.8%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,133,900	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,620,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	720,000	679,500
Total Chemicals				3,433,400
Construction Materials — 0.4%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,803,510	(a)
Containers & Packaging — 1.6%
ARD Securities Finance SARL, Senior Secured Notes, (8.75% PIK)	8.750%	1/31/23	770,000	773,850	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	209,250	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	21

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,760,000	$1,722,600	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	1,090,000	1,100,246	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	513,771
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,965,000	2,171,325
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	760,000	756,694	(a)
Total Containers & Packaging				7,247,736
Metals & Mining — 4.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,511,562	(a)
ArcelorMittal, Senior Notes	6.250%	2/25/22	3,000,000	3,231,900
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,415,000	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	400,000	391,000	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	1,120,000	1,094,800	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,903,650
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	800,000	860,000
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	800,000	772,000
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	1,070,000	1,039,906
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	2,386,000	2,466,528	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	269,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,873,903	21,081	*(a)(j)
Murray Energy Corp., Secured Notes	12.000%	4/15/24	647,000	501,425	(a)
Northwest Acquisitions ULC/Dominion Finco Inc.	7.125%	11/1/22	1,060,000	1,060,000	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	484,688
Total Metals & Mining				19,023,290
Paper & Forest Products — 0.4%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,752,750
Total Materials				33,260,686
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.6%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	222,200
CoreCivic Inc., Senior Notes	5.000%	10/15/22	760,000	761,900
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,290,000	1,159,000
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,600,000	1,565,536
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,890,000	1,833,300
Sabra Health Care LP, Senior Notes	5.125%	8/15/26	710,000	682,554
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	197,400
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	377,325	(a)
Total Equity Real Estate Investment Trusts (REITs)				6,799,215

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.7%
Five Point Operating Co. LP / Five Point Capital Corp., Senior Notes	7.875%	11/15/25	2,000,000	$2,035,000	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,190,000	1,163,225	(a)
Total Real Estate Management & Development				3,198,225
Total Real Estate				9,997,440
Telecommunication Services — 7.4%
Diversified Telecommunication Services — 1.7%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	828,225	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,939,850	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,060,000	2,072,875	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	2,080,000	1,882,400
Total Diversified Telecommunication Services				7,723,350
Wireless Telecommunication Services — 5.7%
Altice France SA, Senior Secured Notes	6.000%	5/15/22	1,850,000	1,909,107	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	3,650,000	3,737,052	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,057,500
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	3,310,000	3,649,275	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,634,213	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	670,400
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,660,000	3,125,500
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	2,000,000	2,026,880
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,782,000
Sprint Corp., Senior Notes	7.625%	3/1/26	2,540,000	2,641,600
Total Wireless Telecommunication Services				25,233,527
Total Telecommunication Services				32,956,877
Utilities — 0.4%
Electric Utilities — 0.4%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,301,419	1,634,007
Total Corporate Bonds & Notes (Cost — $318,623,682)				314,889,503
Senior Loans — 10.0%
Consumer Discretionary — 3.8%
Diversified Consumer Services — 0.4%
Laureate Education Inc., 2024 Term Loan (1 mo. LIBOR + 3.500%)	5.577%	4/26/24	889,812	893,149	(h)(k)(l)
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term Loan B1 (1 mo. LIBOR + 2.750%)	4.827%	5/2/22	990,000	992,681	(h)(k)(l)
Total Diversified Consumer Services				1,885,830

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	23

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 1.0%
ASHCO LLC, Initial Term Loan (1 mo. LIBOR + 5.000%)	7.077%	9/25/24	466,475	$470,090	(h)(k)(l)
Boyd Gaming Corp., Refinancing Term Loan B (1 week LIBOR + 2.500%)	4.450%	9/15/23	914,903	920,736	(h)(k)(l)
Equinox Holdings Inc., Term Loan B1 (1 mo. LIBOR + 3.000%)	5.077%	3/8/24	1,481,306	1,488,713	(h)(k)(l)
Golden Nugget Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.83%	10/4/23	578,492	581,067	(h)(k)(l)
Scientific Games International Inc., Initial Term Loan B5 (3 mo. LIBOR + 2.750%)	4.844-4.921%	8/14/24	945,256	947,028	(h)(k)(l)
Total Hotels, Restaurants & Leisure				4,407,634
Media — 0.4%
CBS Radio Inc., Term Loan B1 (1 mo. LIBOR + 2.750%)	4.831%	11/18/24	1,581,053	1,576,112	(h)(k)(l)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.316%	3/24/25	160,701	160,902	(h)(k)(l)
Total Media				1,737,014
Specialty Retail — 1.7%
Academy Ltd., Initial Term Loan (1 mo. LIBOR + 4.000%)	6.092%	7/1/22	1,878,579	1,558,885	(h)(k)(l)
CWGS Group LLC, Term Loan (1 mo. LIBOR + 2.750%)	4.837-4.847%	11/8/23	501,113	500,361	(h)(k)(l)
Party City Holdings Inc., 2018 Replacement Term Loan	4.830-6.750%	8/19/22	230,887	231,374	(h)(k)(l)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.100%	3/11/22	2,205,219	1,838,143	(h)(k)(l)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.330%	7/5/24	704,675	682,654	(c)(h)(k)(l)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	679,825	(c)(k)(l)
Spencer Gifts LLC, Second Lien (1 mo. LIBOR + 8.250%)	10.330%	6/29/22	2,300,000	1,719,250	(h)(k)(l)
Total Specialty Retail				7,210,492
Textiles, Apparel & Luxury Goods — 0.3%
TOMS Shoes LLC, Initial Term Loan (1 mo. LIBOR + 5.500%)	7.580%	10/31/20	1,871,564	1,441,104	(h)(k)(l)
Total Consumer Discretionary				16,682,074
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (3 mo. LIBOR + 3.000%)	5.319%	6/22/23	987,525	982,450	(h)(k)(l)
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
BCP Renaissance Parent LLC, Term Loan (3 mo. LIBOR + 3.500%)	5.842%	10/31/24	1,100,000	1,105,991	(h)(k)(l)

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Class A Loan (1 mo. LIBOR + 7.500%)	9.578%	8/23/21	1,010,000	$1,058,922	(h)(k)(l)
Permian Production Partners LLC, Initial Advances Term Loan (1 mo. LIBOR + 6.000%)	8.080%	5/20/24	910,000	912,275	(c)(h)(k)(l)
Total Energy				3,077,188
Financials — 0.1%
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.330%	8/18/23	373,350	375,217	(h)(k)(l)
Health Care — 1.4%
Health Care Equipment & Supplies — 0.4%
Lantheus Medical Imaging Inc., 2017 Term Loan B (1 mo. LIBOR + 3.750%)	5.822%	6/30/22	1,649,125	1,655,309	(c)(h)(k)(l)
Health Care Providers & Services — 1.0%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	4.578%	8/18/22	1,448,948	1,451,484	(h)(k)(l)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR + 2.750%)	5.084%	6/7/23	841,499	842,493	(h)(k)(l)
Radnet Management Inc., First Lien Term Loan B1	6.090-7.750%	6/30/23	1,753,896	1,767,050	(h)(k)(l)
Vizient Inc., Term Loan B4 (1 mo. LIBOR + 2.750%)	4.827%	2/13/23	476,980	480,060	(h)(k)(l)
Total Health Care Providers & Services				4,541,087
Total Health Care				6,196,396
Industrials — 1.6%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.086%	1/15/25	1,488,750	1,480,383	(h)(k)(l)
Airlines — 0.0%
Air Canada, Term Loan (3 mo. LIBOR + 2.000%)	4.072%	10/6/23	198,386	199,295	(h)(k)(l)
Building Products — 0.6%
Pisces Midco Inc., Initial Term Loan (3 mo. LIBOR + 3.750%)	6.087%	4/12/25	2,130,000	2,136,324	(h)(k)(l)
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.827%	11/15/23	361,538	361,539	(h)(k)(l)
Total Building Products				2,497,863
Commercial Services & Supplies — 0.3%
Garda World Security Corp., Term Loan B (3 mo. LIBOR + 3.500%)	5.506%	5/24/24	1,268,636	1,277,992	(h)(k)(l)
Marine — 0.2%
Commercial Barge Line Co., Initial Term Loan (1 mo. LIBOR + 8.750%)	10.827%	11/12/20	1,245,375	1,022,376	(h)(k)(l)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	25

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.327%	7/23/21	883,119	$837,215	(h)(k)(l)
Total Industrials				7,315,124
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.2%
Zebra Technologies Corp., Refinancing Tranche Term Loan B (3 mo. LIBOR + 1.750%)	4.056%	10/27/21	875,914	879,356	(h)(k)(l)
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., Term Loan B (1 mo. LIBOR + 3.250%)	5.330%	10/19/23	967,626	969,743	(h)(k)(l)
Total Information Technology				1,849,099
Materials — 0.9%
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.077%	10/31/23	464,125	462,727	(h)(k)(l)
BWAY Holding Co., Initial Term Loan (3 mo. LIBOR + 3.250%)	5.581%	4/3/24	396,000	395,464	(h)(k)(l)
Total Construction Materials				858,191
Containers & Packaging — 0.6%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.080%	10/1/22	711,901	714,175	(h)(k)(l)
Flex Acquisition Co. Inc., Initial Lien Term Loan (3 mo. LIBOR + 3.000%)	5.337%	12/29/23	371,300	371,068	(h)(k)(l)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. LIBOR + 2.750%)	4.827%	2/5/23	1,476,272	1,482,731	(h)(k)(l)
Total Containers & Packaging				2,567,974
Metals & Mining — 0.1%
Murray Energy Corp., Super Priority Term Loan B2 (1 mo. LIBOR + 7.250%)	9.327%	10/17/22	562,435	528,923	(h)(k)(l)
Total Materials				3,955,088
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing Inc., Term Loan B (1 mo. LIBOR + 3.000%)	5.077%	10/24/22	461,793	442,958	(h)(k)(l)
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
CenturyLink Inc., Initial Term Loan B (1 mo. LIBOR + 2.750%)	4.827%	1/31/25	2,527,300	2,492,812	(h)(k)(l)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.078%	2/7/23	940,684	948,915	(b)(h)(k)(l)
Total Senior Loans (Cost — $46,087,855)				44,317,321

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 7.6%
ABFC Trust, 2004-OPT5 M1 (1 mo. USD LIBOR + 1.125%)	3.189%	3/25/34	2,133,828	$1,976,339	(h)
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	5.439%	11/25/32	1,664,274	1,606,444	(h)
Ares XLIV CLO Ltd., 2017-44A, D (3 mo. USD LIBOR + 6.550%)	8.889%	10/15/29	1,500,000	1,521,450	(a)(h)
Avery Point VI CLO Ltd., 2015-6A, E1 (3 mo. USD LIBOR + 5.500%)	7.841%	8/5/27	1,500,000	1,500,095	(a)(h)
BlueMountain CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.200%)	7.533%	7/18/27	750,000	750,000	(a)(h)
Carlyle US CLO Ltd., 2017-2A, C (3 mo. USD LIBOR + 3.700%)	6.048%	7/20/31	1,750,000	1,782,053	(a)(h)
Catskill Park CLO Ltd., 2017-1A, D (3 mo. USD LIBOR + 6.000%)	8.348%	4/20/29	800,000	810,054	(a)(h)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%, 0.000% floor)	0.000%	10/15/26	700,000	700,000	(a)(h)
Cumberland Park CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.650%)	7.998%	7/20/28	1,250,000	1,254,774	(a)(h)
CVP CLO Ltd., 2017-2A, D (3 mo. USD LIBOR + 2.650%)	4.998%	1/20/31	600,000	581,818	(a)(h)
Dryden 40 Senior Loan Fund, 2015-40A, E (3 mo. USD LIBOR + 5.950%)	8.293%	8/15/28	1,750,000	1,751,274	(a)(h)
Goldentree Loan Opportunities X Ltd., 2015-10A, E2 (3 mo. USD LIBOR + 5.200%)	7.548%	7/20/27	1,500,000	1,505,042	(a)(h)
GSAA Home Equity Trust, 2006-5, 2A3 (1 mo. USD LIBOR + 0.270%)	2.334%	3/25/36	3,023,286	2,202,948	(h)
Home Equity Mortgage Loan Asset-Backed Trust Series INDS-, 2007-1 A (1 mo. LIBOR + 0.15%)	2.364%	3/25/37	1,635,784	1,579,558	(h)
Jackson Mill CLO Ltd., 2015-1A, DR (3 mo. USD LIBOR + 2.800%)	5.139%	4/15/27	1,000,000	995,504	(a)(h)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.689%	7/15/26	1,000,000	995,510	(a)(h)
Jamestown CLO VIII Ltd., 2015-8A, D2 (3 mo. USD LIBOR + 6.750%)	9.089%	1/15/28	1,475,000	1,480,356	(a)(h)
Marathon CLO VIII Ltd., 2015-8A, C (3 mo. USD LIBOR + 4.050%)	6.383%	7/18/27	950,000	949,964	(a)(h)
Midocean Credit CLO VII, 2017-7A, D (3 mo. USD LIBOR + 3.880%)	6.219%	7/15/29	1,000,000	1,007,588	(a)(h)
OZLM XIX Ltd., 2017-19A, C (3 mo. USD LIBOR + 3.100%)	5.448%	11/22/30	1,500,000	1,499,955	(a)(h)
Saranac CLO III Ltd., 2014-3A, DR (3 mo. USD LIBOR + 3.250%)	5.582%	6/22/30	1,140,000	1,135,693	(a)(h)
Structured Asset Securities Corp. Trust, 2005-SC1, 1A2	7.142%	5/25/31	2,303,531	2,213,716	(a)(h)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.55%)	7.898%	7/15/28	1,000,000	1,000,000	(a)(h)
Treman Park CLO Ltd., 2015-1A, E (3 mo. USD LIBOR + 6.200%)	8.548%	4/20/27	1,250,000	1,254,589	(a)(h)
Venture XVII CLO Ltd., 2014-17A, DRR (3 mo. USD LIBOR + 2.820%)	5.159%	4/15/27	900,000	884,707	(a)(h)
Venture XVII CLO Ltd., 2014-17A, ERR (3 mo. USD LIBOR + 5.740%)	8.079%	4/15/27	650,000	640,458	(a)(h)
Total Asset-Backed Securities (Cost — $32,597,687)				33,579,889

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	27

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security			Shares	Value
Common Stocks — 3.3%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.4%
Bossier Casino Venture Holdco Inc.			83,175	$1,930,492	*(c)(d)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	449,706	*(c)(d)
Total Consumer Discretionary				2,380,198
Energy — 2.4%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (Escrow)			134,398	37,900	*(c)(d)
KCAD Holdings I Ltd.			282,728,964	1,310,449	*(c)(d)
Total Energy Equipment & Services				1,348,349
Oil, Gas & Consumable Fuels — 2.1%
Berry Petroleum Corp.			537,526	6,668,652	*
Blue Ridge Mountain Resources Inc.			437,037	2,447,407	*(c)(d)
MWO Holdings LLC			738	0	*(c)(d)(e)
Total Oil, Gas & Consumable Fuels				9,116,059
Total Energy				10,464,408
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.			54,688	220,939	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(a)(c)(d)(e)
Total Industrials				220,939
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	16	*
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC			64,077	1,473,771	(c)(d)
Total Common Stocks (Cost — $30,733,184)				14,539,332

	Rate	Maturity Date	Face Amount†
Collateralized Mortgage Obligations (m) — 3.3%
American Home Mortgage Assets Trust, 2006-6, A1A (1 mo. USD LIBOR + 0.190%)	2.254%	12/25/46	3,448,045	3,097,276	(h)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1 (1 mo. USD LIBOR + 1.15%)	3.214%	9/25/34	1,875,770	1,848,702	(h)
CSMC Trust, 2015-2R, 7A2	3.385%	8/27/36	2,450,500	2,186,189	(a)(h)

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.914%	10/25/29	1,520,000	$1,727,466	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.514%	10/25/29	2,110,000	2,320,932	(h)
JPMBB Commercial Mortgage Securities Trust, 2015-C31, E	4.617%	8/15/48	1,600,000	1,080,571	(a)(h)
LSTAR Securities Investment Ltd., 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.582%	4/1/23	1,140,000	1,142,551	(a)(h)
Wells Fargo Commercial Mortgage Trust, 2015-C28, E	3.000%	5/15/48	1,800,000	1,083,573	(a)(h)
Total Collateralized Mortgage Obligations (Cost — $13,386,573)				14,487,260
Convertible Bonds & Notes — 1.3%
Consumer Discretionary — 0.8%
Media — 0.8%
DISH Network Corp., Senior Notes	2.375%	3/15/24	850,000	742,602
DISH Network Corp., Senior Notes	3.375%	8/15/26	220,000	200,410
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	660,000	692,963	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	1,090,000	1,100,587	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	700,000	737,084	(a)
Total Media				3,473,646
Specialty Retail — 0.0%
RH, Senior Notes	0.000%	6/15/23	80,000	73,767	(a)
Total Consumer Discretionary				3,547,413
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	270,000	212,492
Health Care — 0.3%
Pharmaceuticals — 0.3%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	1,160,000	1,208,453	(a)
Information Technology — 0.2%
Internet Software & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	780,000	725,083
Twitter Inc., Senior Notes	0.250%	6/15/24	170,000	155,054	(a)
Total Information Technology				880,137
Total Convertible Bonds & Notes (Cost — $5,870,741)				5,848,495

			Shares
Preferred Stocks — 0.8%
Financials — 0.7%
Banks — 0.7%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.128%		114,437	3,040,591	(h)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	29

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate		Shares	Value
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates, (8.000% PIK)	8.000%		26,248,488	$262,485	*(b)(c)(d)
Total Preferred Stocks (Cost — $5,051,028)				3,303,076

		Maturity Date	Face Amount†
Sovereign Bonds — 0.6%
Argentina — 0.6%
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	580,000	553,326
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	1,570,000	1,415,567
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	800,000	730,000
Total Sovereign Bonds (Cost — $2,927,385)				2,698,893

			Shares
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		4,760	65,648	(b)(i)
Sanchez Energy Corp.	6.500%		24,450	436,188
Total Convertible Preferred Stocks (Cost — $1,138,597)				501,836
Total Investments before Short-Term Investments (Cost — $456,416,732)				434,165,605
Short-Term Investments — 0.2%
Western Asset Government Cash Management Portfolio LLC (Cost — $881,702)	1.890%		881,702	881,702	(n)
Total Investments — 98.5% (Cost — $457,298,434)				435,047,307
Other Assets in Excess of Liabilities — 1.5%				6,754,867
Total Net Assets — 100.0%				$441,802,174

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Value is less than $1.

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Restricted security (Note 9).

(j)	The maturity principal is currently in default as of July 31, 2018.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)

In this instance, as defined in the Investment Company Act of 1940, and “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At July 31, 2018, the total market value of investments in Affiliated Companies was $881,702 and the cost was $881,702 (Note 8).

Abbreviations used in this schedule:
CAD	— Canadian Dollar
CLO	— Collateral Loan Obligation
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in-kind

At July 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 5-Year Notes	429	9/18	$48,594,536	$48,530,625	$(63,911)
Contracts to Sell:
U.S. Treasury 10-Year Notes	580	9/18	68,867,934	69,264,688	(396,754)
Net unrealized depreciation on open futures contracts					$(460,665)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	31

Schedule of investments (cont’d)

July 31, 2018

Western Asset Short Duration High Income Fund

At July 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	809,439	USD	597,913	Barclays Bank PLC	10/18/18	$3,665
USD	122,472	CAD	161,000	Barclays Bank PLC	10/18/18	(1,463)
USD	616,689	CAD	810,000	Barclays Bank PLC	10/18/18	(6,831)
CAD	88,322	USD	67,341	JPMorgan Chase & Co.	10/18/18	648
EUR	5,012,454	USD	5,911,101	JPMorgan Chase & Co.	10/18/18	(14,957)
Total						$(18,938)

Abbreviations used in this table:
AUD — Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

At July 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston, Inc. (Toll Brothers Finance Corp., 4.375% due 4/15/23)	$930,000	12/20/22	1.377%	1.00% quarterly	$14,196	$(7,660)	$21,856
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	930,000	12/20/22	1.377%	1.00% quarterly	14,196	(7,775)	21,971
Total	$1,860,000				$28,392	$(15,435)	$43,827

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.29 Index	$1,860,000	12/20/27	1.00% quarterly	$(1,044)	$3,221	$(4,265)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2018 Annual Report

Western Asset Short Duration High Income Fund

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	33

Statement of assets and liabilities

July 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $456,416,732)	$434,165,605
Investments in affiliated securities, at value (Cost — $881,702)	881,702
Foreign currency, at value (Cost — $53,863)	54,092
Interest receivable	6,299,424
Receivable for securities sold	3,920,231
Deposits with brokers for open futures contracts	411,129
Receivable for Fund shares sold	171,351
Deposits with brokers for centrally cleared swap contracts	52,216
OTC swaps, at value (premiums received — $15,435)	28,392
Unrealized appreciation on forward foreign currency contracts	4,313
Prepaid expenses	41,550
Total Assets	446,030,005

Liabilities:
Payable for securities purchased	2,238,450
Payable for Fund shares repurchased	1,252,690
Investment management fee payable	214,683
Service and/or distribution fees payable	130,858
Distributions payable	120,071
Payable to broker — variation margin on open futures contracts	23,836
Unrealized depreciation on forward foreign currency contracts	23,251
Due to custodian	19,331
Trustees’ fee payable	500
Payable to broker — variation margin on centrally cleared swap contracts	282
Accrued expenses	203,879
Total Liabilities	4,227,831
Total Net Assets	$441,802,174

Net Assets:
Par value (Note 7)	$825
Paid-in capital in excess of par value	650,362,422
Undistributed net investment income	656,504
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(186,526,643)
Net unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	(22,690,934)
Total Net Assets	$441,802,174

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2018 Annual Report

Net Assets:
Class A	$264,900,718
Class C	$50,106,617
Class C1	$53,657,937
Class R	$63,636
Class I	$73,073,266

Shares Outstanding:
Class A	49,536,844
Class C	9,370,818
Class C1	9,981,276
Class R	11,908
Class I	13,609,805

Net Asset Value:
Class A (and redemption price)	$5.35
Class C*	$5.35
Class C1*	$5.38
Class R (and redemption price)	$5.34
Class I (and redemption price)	$5.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.47

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	35

Statement of operations

For the Year Ended July 31, 2018

Investment Income:
Dividends	$680,010
Interest from unaffiliated investments	29,632,170
Interest from affiliated investments	35,416
Total Investment Income	30,347,596

Expenses:
Investment management fee (Note 2)	2,613,221
Service and/or distribution fees (Notes 2 and 5)	1,660,341
Transfer agent fees (Note 5)	479,958
Registration fees	111,224
Fund accounting fees	83,295
Legal fees	54,495
Shareholder reports	46,966
Audit and tax fees	46,550
Trustees’ fees	12,623
Interest expense	5,616
Insurance	7,868
Commitment fees (Note 10)	5,850
Custody fees	1,290
Miscellaneous expenses	16,912
Total Expenses	5,146,209
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(13,391)
Net Expenses	5,132,818
Net Investment Income	25,214,778

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,766,485)
Futures contracts	470,887
Written options	251,307
Swap contracts	(375,763)
Forward foreign currency contracts	(244,748)
Foreign currency transactions	59,738
Net Realized Loss	(2,605,064)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(3,032,778)
Futures contracts	(514,391)
Written options	(100,076)
Swap contracts	39,562
Forward foreign currency contracts	(82,124)
Foreign currencies	(637)
Change in Net Unrealized Appreciation (Depreciation)	(3,690,444)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,295,508)
Increase in Net Assets From Operations	$18,919,270

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2018	2017

Operations:
Net investment income	$25,214,778	$32,964,300
Net realized loss	(2,605,064)	(7,620,041)
Change in net unrealized appreciation (depreciation)	(3,690,444)	35,569,906
Increase in Net Assets From Operations	18,919,270	60,914,165

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(25,614,921)	(36,419,000)
Decrease in Net Assets From Distributions to Shareholders	(25,614,921)	(36,419,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	70,701,651	116,365,033
Reinvestment of distributions	23,845,023	31,563,457
Cost of shares repurchased	(186,506,255)	(270,387,450)
Decrease in Net Assets From Fund Share Transactions	(91,959,581)	(122,458,960)
Decrease in Net Assets	(98,655,232)	(97,963,795)

Net Assets:
Beginning of year	540,457,406	638,421,201
End of year*	$441,802,174	$540,457,406
*Includes undistributed net investment income:	$656,504	$119,247

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	37

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$5.42	$5.21	$5.81	$6.40	$6.33

Income (loss) from operations:
Net investment income	0.29	0.30	0.35	0.37	0.37
Net realized and unrealized gain (loss)	(0.07)	0.24	(0.59)	(0.57)	0.09
Total income (loss) from operations	0.22	0.54	(0.24)	(0.20)	0.46

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.36)	(0.39)	(0.39)
Total distributions	(0.29)	(0.33)	(0.36)	(0.39)	(0.39)

Net asset value, end of year	$5.35	$5.42	$5.21	$5.81	$6.40
Total return[2]	4.25%	10.54%	(3.80)%	(3.15)%	7.44%

Net assets, end of year (millions)	$265	$289	$315	$439	$631

Ratios to average net assets:
Gross expenses	1.00%	0.99%	0.99%	0.96%	0.95%
Net expenses[3]	1.00 [4]	0.99 [4]	0.99	0.96	0.94 [4]
Net investment income	5.33	5.53	6.69	6.06	5.70

Portfolio turnover rate	61%	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$5.42	$5.21	$5.81	$6.40	$6.33

Income (loss) from operations:
Net investment income	0.25	0.26	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(0.06)	0.24	(0.58)	(0.56)	0.10
Total income (loss) from operations	0.19	0.50	(0.27)	(0.24)	0.42

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.33)	(0.35)	(0.35)
Total distributions	(0.26)	(0.29)	(0.33)	(0.35)	(0.35)

Net asset value, end of year	$5.35	$5.42	$5.21	$5.81	$6.40
Total return[2]	3.33%	9.78%	(4.46)%	(3.87)%	6.68%

Net assets, end of year (000s)	$50,107	$64,965	$75,908	$117,396	$156,249

Ratios to average net assets:
Gross expenses	1.70%	1.69%	1.69%	1.70%	1.66%
Net expenses[3]	1.70 [4]	1.69 [4]	1.69	1.70	1.66
Net investment income	4.70	4.84	5.98	5.33	4.94

Portfolio turnover rate	61%	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$5.45	$5.24	$5.84	$6.44	$6.36

Income (loss) from operations:
Net investment income	0.27	0.28	0.33	0.35	0.34
Net realized and unrealized gain (loss)	(0.07)	0.24	(0.58)	(0.58)	0.11
Total income (loss) from operations	0.20	0.52	(0.25)	(0.23)	0.45

Less distributions from:
Net investment income	(0.27)	(0.31)	(0.35)	(0.37)	(0.37)
Total distributions	(0.27)	(0.31)	(0.35)	(0.37)	(0.37)

Net asset value, end of year	$5.38	$5.45	$5.24	$5.84	$6.44
Total return[2]	3.65%	10.06%	(4.13)%	(3.66)%	7.15%

Net assets, end of year (000s)	$53,657	$68,330	$77,315	$102,551	$130,951

Ratios to average net assets:
Gross expenses	1.40%	1.41%	1.41%	1.39%	1.37%
Net expenses	1.40 [3]	1.41 [3]	1.41	1.39	1.37
Net investment income	5.04	5.12	6.29	5.65	5.28

Portfolio turnover rate	61%	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class R Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$5.41	$5.20	$5.80	$6.41	$6.41

Income (loss) from operations:
Net investment income	0.27	0.28	0.33	0.35	0.17
Net realized and unrealized gain (loss)	(0.07)	0.24	(0.58)	(0.59)	0.01
Total income (loss) from operations	0.20	0.52	(0.25)	(0.24)	0.18

Less distributions from:
Net investment income	(0.27)	(0.31)	(0.35)	(0.37)	(0.18)
Total distributions	(0.27)	(0.31)	(0.35)	(0.37)	(0.18)

Net asset value, end of year	$5.34	$5.41	$5.20	$5.80	$6.41
Total return[3]	3.85%	10.21%	(4.15)%	(3.86)%	2.83%

Net assets, end of year (000s)	$64	$93	$70	$55	$37

Ratios to average net assets:
Gross expenses	1.40%	1.30%	1.32%	1.23%	1.30%[4]
Net expenses[5]	1.40 [6]	1.30	1.32	1.23	1.30 [4]
Net investment income	5.01	5.20	6.36	5.82	5.46 [4]

Portfolio turnover rate	61%	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to July 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$5.44	$5.23	$5.83	$6.43	$6.35

Income (loss) from operations:
Net investment income	0.31	0.31	0.37	0.39	0.39
Net realized and unrealized gain (loss)	(0.07)	0.24	(0.59)	(0.58)	0.10
Total income (loss) from operations	0.24	0.55	(0.22)	(0.19)	0.49

Less distributions from:
Net investment income	(0.31)	(0.34)	(0.38)	(0.41)	(0.41)
Total distributions	(0.31)	(0.34)	(0.38)	(0.41)	(0.41)

Net asset value, end of year	$5.37	$5.44	$5.23	$5.83	$6.43
Total return[2]	4.57%	10.82%	(3.49)%	(3.04)%	7.93%

Net assets, end of year (000s)	$73,073	$118,556	$170,311	$294,601	$484,303

Ratios to average net assets:
Gross expenses	0.71%	0.72%	0.72%	0.72%	0.66%
Net expenses[3]	0.71	0.72	0.72	0.72	0.66
Net investment income	5.73	5.81	6.93	6.28	5.99

Portfolio turnover rate	61%	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

42	Western Asset Short Duration High Income Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Short Duration High Income Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

44	Western Asset Short Duration High Income Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$61,619,936	$1,370,633		$62,990,569
Energy	—	57,523,657	0	*	57,523,657
Health care	—	43,017,573	1,491,215		44,508,788
Other corporate bonds & notes	—	149,846,489	—		149,846,489
Senior loans:
Consumer discretionary	—	15,319,595	1,362,479		16,682,074
Energy	—	2,164,913	912,275		3,077,188
Health care	—	4,541,087	1,655,309		6,196,396
Other senior loans	—	18,361,663	—		18,361,663
Asset-backed securities	—	33,579,889	—		33,579,889
Common stocks:
Consumer discretionary	—	—	2,380,198		2,380,198
Energy	—	6,668,652	3,795,756		10,464,408
Industrials	—	—	220,939		220,939
Telecommunication services	—	16	—		16
Utilities	—	—	1,473,771		1,473,771
Collateralized mortgage obligations	—	14,487,260	—		14,487,260
Convertible bonds & notes	—	5,848,495	—		5,848,495
Preferred stocks:
Financials	$3,040,591	—	—		3,040,591
Industrials	—	—	262,485		262,485
Sovereign bonds	—	2,698,893	—		2,698,893
Convertible preferred stocks	—	501,836	—		501,836
Total long-term investments	3,040,591	416,199,954	14,925,060		434,165,605
Short-term investments†	—	881,702	—		881,702
Total investments	$3,040,591	$417,081,656	$14,925,060		$435,047,307
Other financial instruments:
Forward foreign currency contracts	—	4,313	—		4,313
OTC credit default swaps on corporate issues — buy protection‡	—	28,392	—		28,392
Total other financial instruments	—	$32,705	—		$32,705
Total	$3,040,591	$417,114,361	$14,925,060		$435,080,012

Western Asset Short Duration High Income Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$460,665	—	—	$460,665
Forward foreign currency contracts	—	$23,251	—	23,251
Centrally cleared credit default swaps on credit indices — sell protection	—	4,265	—	4,265
Total	$460,665	$27,516	—	$488,181

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2017		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,518,441		$6,151	$5,519	$(11,398)	$178,444
Energy	0	*	—	—	—	—
Health care	1,418,010		2,385	—	70,820	—
Materials	0	*	—	(410)	410	—
Utilities	151,792		—	(44,173)	48,065	—
Senior loans:
Consumer discretionary	2,436,757		1,947	—	(39,628)	—
Energy	1,533,461		(15,117)	(86,850)	333,737	909,023
Health care	2,640,908		106	(1,732)	(21,282)	—
Common stocks:
Consumer discretionary	676,135		—	—	1,704,063	—
Energy	4,559,435		—	517,777	963,068	2,941,894
Industrials	143,283		—	—	77,656	—
Materials	0	*	—	(342,989)	342,989	—
Utilities	—		—	—	64,346	1,409,425
Preferred stocks:
Industrials	243,057		—	—	—	19,428
Convertible preferred stocks:
Energy	4,585,452		—	99,271	(570,816)	171,999
Total	$19,906,731		$(4,528)	$146,413	$2,962,030	$5,630,213

46	Western Asset Short Duration High Income Fund 2018 Annual Report

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at July 31, 2018[2]
Corporate bonds & notes:
Consumer discretionary	$(326,524)		—	—	$1,370,633		$(11,398)
Energy	—		—	—	0	*	—
Health care	—		—	—	1,491,215		70,820
Materials	0	*	—	—	—		—
Utilities	(155,684)		—	—	—		—
Senior loans:
Consumer discretionary	—		$682,654	$(1,719,251)	1,362,479		(32,391)
Energy	(1,761,979)		—	—	912,275		20,035
Health care	(2,618,000)		1,655,309	—	1,655,309		—
Common stocks:
Consumer discretionary	—		—	—	2,380,198		1,704,063
Energy	(965,173)		2,447,407	(6,668,652)	3,795,756		(300,287)
Industrials	—		—	—	220,939		77,656
Materials	0	*	—	—	—		—
Utilities	—		—	—	1,473,771		64,346
Preferred stocks:
Industrials	—		—	—	262,485		—
Convertible preferred stocks:
Energy	(3,784,070)		—	(501,836)	—		—
Total	$(9,611,430)		$4,785,370	$(8,889,739)	$14,925,060		$1,592,844

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

Western Asset Short Duration High Income Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

48	Western Asset Short Duration High Income Fund 2018 Annual Report

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Short Duration High Income Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2018, the total notional value of all credit default swaps to sell protection was $1,860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

50	Western Asset Short Duration High Income Fund 2018 Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counter-party to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset Short Duration High Income Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

52	Western Asset Short Duration High Income Fund 2018 Annual Report

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages,

Western Asset Short Duration High Income Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

54	Western Asset Short Duration High Income Fund 2018 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $23,251. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Short Duration High Income Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$64,100,133	$(64,100,133)
(b)	$937,400	(937,400)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward and a tax return of capital.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of distributions from underlying securities and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

56	Western Asset Short Duration High Income Fund 2018 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London monthly a subadvisory fee of 0.30% of the net assets managed by Western Asset London.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended July 31, 2018, fees waived and/or expenses reimbursed amounted to $13,391.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C	Class C1
Sales charges	$35,472	—	—
CDSCs	3,977	$3,084	$30

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Short Duration High Income Fund 2018 Annual Report	57

Notes to financial statements (cont’d)

3. Investments

During the year ended July 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$285,990,923	—
Sales	369,292,169	$2,995,313

At July 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$459,632,633	$11,576,866	$(36,162,192)	$(24,585,326)
Swap contracts	(12,214)	43,827	(4,265)	39,562
Futures contracts	—	—	(460,665)	(460,665)
Forward foreign currency contracts	—	4,313	(23,251)	(18,938)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2018.

ASSET DERIVATIVES[1]
		Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]		—	$28,392	$28,392
Forward foreign currency contracts		$4,313	—	4,313
Total		$4,313	$28,392	$32,705

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$460,665	—	—	$460,665
Centrally cleared swap contracts[4]	—	—	$4,265	4,265
Forward foreign currency contracts	—	$23,251	—	23,251
Total	$460,665	$23,251	$4,265	$488,181

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

58	Western Asset Short Duration High Income Fund 2018 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(509,967)	$(509,967)
Written options	—	—	$85,217	166,090	251,307
Futures contracts	$470,887	—	—	—	470,887
Swap contracts	—	—	(375,763)	—	(375,763)
Forward foreign currency contracts	—	$(244,748)	—	—	(244,748)
Total	$470,887	$(244,748)	$(290,546)	$(343,877)	$(408,284)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$278,144	$278,144
Written options	—	—	—	(100,076)	(100,076)
Futures contracts	$(514,391)	—	—	—	(514,391)
Swap contracts	—	—	$39,562	—	39,562
Forward foreign currency contracts	—	$(82,124)	—	—	(82,124)
Total	$(514,391)	$(82,124)	$39,562	$178,068	$(378,885)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended July 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$15,292
Written options†	10,345
Futures contracts (to buy)	64,286,811
Futures contracts (to sell)	71,101,587
Forward foreign currency contracts (to buy)	6,807,363
Forward foreign currency contracts (to sell)	2,929,964

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,108,462
Credit default swap contracts (to sell protection)	1,805,385

†	At July 31, 2018, there were no open positions held in this derivative.

Western Asset Short Duration High Income Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$3,665	$(8,294)	$(4,629)	—	$(4,629)
Credit Suisse First Boston, Inc.	14,196	—	14,196	—	14,196
JPMorgan Chase & Co.	14,844	(14,957)	(113)	—	(113)
Total	$32,705	$(23,251)	$9,454	—	$9,454

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$677,078	†	$332,225
Class C	559,555	†	40,102
Class C1	423,293	†	38,852
Class R	415		229
Class I	—		68,550
Total	$1,660,341		$479,958

†

Amounts shown are exclusive of expense reimbursements. For the year ended July 31, 2018, the service and/or distribution fees reimbursed amounted to $336, $157 and $268 for Class A, Class C and Class C1, respectively.

For the year ended July 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$12,962
Class C	157
Class C1	268
Class R	4
Class I	—
Total	$13,391

60	Western Asset Short Duration High Income Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Investment Income:
Class A	$14,821,253	$18,668,236
Class C	2,667,501	3,921,194
Class C1	3,068,142	4,198,419
Class R	4,222	4,966
Class I	5,053,803	9,626,185
Total	$25,614,921	$36,419,000

7. Shares of beneficial interest

At July 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,239,967	$38,758,642	8,032,694	$42,919,336
Shares issued on reinvestment	2,616,521	14,019,953	3,269,912	17,526,017
Shares repurchased	(13,571,040)	(72,747,698)	(18,498,738)	(99,043,562)
Net decrease	(3,714,552)	$(19,969,103)	(7,196,132)	$(38,598,209)

Class C
Shares sold	883,174	$4,732,326	1,880,368	$10,049,396
Shares issued on reinvestment	450,373	2,413,393	643,901	3,451,222
Shares repurchased	(3,954,505)	(21,210,901)	(5,108,635)	(27,360,402)
Net decrease	(2,620,958)	$(14,065,182)	(2,584,366)	$(13,859,784)

Class C1
Shares sold	153,266	$829,876	29,353	$158,296
Shares issued on reinvestment	559,554	3,014,563	749,189	4,036,337
Shares repurchased	(3,277,742)	(17,670,469)	(3,000,271)	(16,156,880)
Net decrease	(2,564,922)	$(13,826,030)	(2,221,729)	$(11,962,247)

Class R
Shares sold	4,857	$26,158	5,835	$30,985
Shares issued on reinvestment	787	4,216	873	4,680
Shares repurchased	(10,962)	(58,611)	(2,845)	(15,387)
Net increase (decrease)	(5,318)	$(28,237)	3,863	$20,278

Western Asset Short Duration High Income Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,896,362	$26,354,649	11,750,459	$63,207,020
Shares issued on reinvestment	816,512	4,392,898	1,215,630	6,545,201
Shares repurchased	(13,897,217)	(74,818,576)	(23,740,327)	(127,811,219)
Net decrease	(8,184,343)	$(44,071,029)	(10,774,238)	$(58,058,998)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended July 31,2018. The following transactions were effected in shares of such companies for the year ended July 31, 2018.

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$139,734,756	139,734,756	$138,853,054	138,853,054	—	$35,416	—	$881,702

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 7/31/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	4,760	2/17	$47,966	$65,648	$13.79	0.01%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,427,000	6/17	1,415,323	1,491,215	104.50	0.34
			$1,463,289	$1,556,863		0.35%

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit

62	Western Asset Short Duration High Income Fund 2018 Annual Report

facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2018, the Fund incurred a commitment fee in the amount of $5,850. The Fund did not utilize the Redemption Facility during the year ended July 31, 2018.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$25,614,921	$36,419,000

As of July 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$710,737
Deferred capital losses*	(167,043,590)
Capital loss carryforward**	(17,621,656)
Other book/tax temporary differences(a)	418,569
Unrealized appreciation/(depreciation)(b)	(25,025,133)
Total accumulated earnings/(losses) — net	$(208,561,073)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of July 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2019	$(17,621,656)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, the difference between the book/tax basis of partnership investments and book/tax differences on distributions received from certain investments.

Western Asset Short Duration High Income Fund 2018 Annual Report	63

Notes to financial statements (cont’d)

12. Recent accounting pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

64	Western Asset Short Duration High Income Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration High Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

September 27, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Short Duration High Income Fund 2018 Annual Report	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

66	Western Asset Short Duration High Income Fund

Independent Trustees† cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short Duration High Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustees and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	139
Other board memberships held by Trustee during past five years	None

68	Western Asset Short Duration High Income Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Short Duration High Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

70	Western Asset Short Duration High Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset Short Duration High Income Fund	71

Western Asset

Short Duration High Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)***

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Effective January 1, 2018, Ms. Heilbron became Chair.
**	Prior to May 2, 2018, known as Western Asset Management Company.
***	Effective May 7, 2018, BNY became custodian.

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/18 SR18-3427

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2017 and July 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $135,780 in July 31, 2017 and $156,583 in July 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2017 and $0 in July 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $ 17,110 in July 31, 2017 and $17,450 in July 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2017 and $11,092 in July 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2017 and July 31, 2018; Tax Fees were 100% and 100% for July 31, 2017 and July 31, 2018; and Other Fees were 100% and 100% for July 31, 2017 and July 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in July 31, 2017 and $517,227 in July 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Richard E. Hanson, Jr.
Susan M. Heilbron
Susan B. Kerley
R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: September 24, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 24, 2018